Exhibit 99.1

SUPPLEMENTAL INDENTURE

THIS SUPPLEMENTAL INDENTURE, dated as of September 21, 2005, between KERR-McGEE CORPORATION, a Delaware corporation (the “Company”), and CITIBANK, N.A., a national banking association incorporated and existing under the laws of the United States of America (the “Trustee”).

THIS SUPPLEMENTAL INDENTURE WITNESSETH:

WHEREAS, the Company and the Trustee are parties to that certain Indenture, dated as of August 1, 2001 (the “Indenture”), providing for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness in one or more series (the “Securities”), up to such principal amounts as may from time to time be authorized in or pursuant to one or more Board Resolutions.

WHEREAS, pursuant to Section 9.02 of the Indenture, the Holders of not less than 50% in aggregate principal amount of Outstanding Securities of all series issued pursuant to the Indenture in each series affected by this Supplemental Indenture (voting as a single class) have consented to the execution and delivery by the Company and the Trustee of this Supplemental Indenture to amend the provisions of Section 8.06 of the Indenture and certain definitions related thereto; and

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by a Board Resolution and all acts, conditions and requirements necessary to make this Supplemental Indenture a valid and binding agreement in accordance with its terms and for the purposes set forth herein have been done and taken, including but not limited to the Company’s filing with the Trustee in accordance with the provisions of Sections 1.04 and 9.02 of the Indenture the above-mentioned consents of the Holders, together with the authorizing Board Resolution, and the execution and delivery of this Supplemental Indenture has been in all respects duly authorized.

NOW, THEREFORE, intending to be legally bound hereby, each of the Company and the Trustee has executed and delivered this Supplemental Indenture.

ARTICLE I

AMENDMENT

Section 1.1.  Section 8.06 of the Indenture is hereby amended and restated in its entirety as follows:

SECTION 8.06. When Guarantors May Consolidate or Merge; Release of Guarantors.

Except in the case of a (i) Guarantor that is being disposed of in its entirety to another Person; (ii) Kerr-McGee Chemical Worldwide LLC (or any successor entity, including any parent entity or other affiliate controlling Kerr-McGee Chemical Worldwide LLC) completing an Initial Public Offering; (iii) Kerr-McGee Chemical Worldwide LLC (or any successor entity, including any parent entity or other affiliate controlling Kerr-McGee Chemical Worldwide LLC) completing a Spin Off; or (iv) Kerr-McGee Chemical Worldwide LLC (or any successor entity, including any parent entity or other affiliate controlling Kerr-McGee Chemical Worldwide LLC) completing a Split Off, the Company will not permit any Guarantor to consolidate with or merge with or into any Person unless:

(A) the resulting, surviving or transferee Person (if not a Guarantor or the Company) shall be a Person organized and existing under the laws of the jurisdiction under which such Guarantor was organized or under the laws of the United States of America, or any State thereof or the District of Columbia, and such Person shall expressly assume all the obligations of such Guarantor under each of its Guarantees hereunder;

(B) immediately after giving effect to such transaction or transactions, no default in the performance (i) by the Company of the covenants and conditions of this Indenture to be performed by the Company or (ii) by any Guarantor (including the resulting, surviving or transferee Person in such transaction or transactions) of the covenants and conditions of this Indenture to be performed by such Guarantor, shall have occurred and be continuing; and

(C) the Company delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation or merger, and, if applicable, the assumption by the resulting or surviving Person of such Guarantor’s obligations under each of its Guarantees hereunder, complies with the Indenture.

If the conditions set forth in (A), (B) and (C) above are otherwise satisfied, the consolidation or merger of any Guarantor with or into any Person shall not be or be deemed to be a violation, default or breach by the Company or any Guarantor of any of the provisions of Article XV hereof.

In the event that a Guarantor is disposed of in its entirety (whether by merger, consolidation, sale of its capital stock) or Kerr-McGee Chemical Worldwide LLC (or any successor entity, including a parent entity or other affiliate controlling Kerr-McGee Chemical Worldwide LLC) completes an Initial Public Offering, a Spin Off or a Split Off, such Guarantor shall be released from its obligations under each of its Guarantees with respect to each series of Outstanding Securities issued pursuant to the provisions of this Indenture. The release of such Guarantor shall be effective upon delivery by the Company to the Trustee of an Officers’ Certificate stating that the Company has disposed of such Guarantor in its entirety or Kerr-McGee Chemical Worldwide LLC (or its parent) has completed an Initial Public Offering, a Spin Off or a Split Off, as applicable, in accordance with the provisions of this Section 8.06.

Section 1.2 The following definition in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

“Eligible Guarantors” means Kerr-McGee Chemical Worldwide, LLC and HS Resources, Inc., a Delaware corporation (now Kerr-McGee Rocky Mountain Corporation), and any other Guarantor named by the Company from time to time.

Section 1.3 The following definition is hereby added to Section 1.01 of the Indenture in the appropriate alphabetical order:

“Initial Public Offering” means the first time equity securities of an entity are offered to the public for cash consideration in a bona fide public offering.

Section 1.4 The following definition is hereby added to Section 1.01 of the Indenture in the appropriate alphabetical order:

“Spin Off” means a pro rata dividend to the Company's shareholders of shares of capital stock of any class relating to a Subsidiary or other business unit of the Company.

Section 1.5 The following definition is hereby added to Section 1.01 of the Indenture in the appropriate alphabetical order:

“Split Off” means an exchange between the Company and certain of the Company's shareholders of shares of capital stock of any class relating to a Subsidiary or other business unit of the Company in exchange for common stock of the Company held by such shareholder.

Section 1.6 Exhibit A to the Indenture is hereby amended and restated in its entirety as follows:

EXHIBIT A

[FORM OF NOTATION OF SECURITY RELATING TO GUARANTEE]

GUARANTEE

[Name of Guarantor] (hereinafter referred to as the “Guarantor”, which term includes any successor person under the Indenture (the “Indenture”) referred to in the Security upon which this notation is endorsed (the “Endorsed Security”)) has unconditionally guaranteed (i) the due and punctual payment of the principal of, premium, if any, and interest on the Endorsed Security and all other Securities of the same series as the Endorsed Security (the “Guaranteed Securities”), whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Guaranteed Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders of Guaranteed Securities or the Trustee all in accordance with the terms set forth in Article Fifteen of the Indenture and (ii) in case of any extension of time of payment or renewal of any Guaranteed Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

The obligations of the Guarantor to the Holders of Guaranteed Securities and to the Trustee pursuant to the Guarantee evidenced hereby and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to such Indenture for the terms of such Guarantee.

No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under the Guarantee evidenced hereby by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee evidenced hereby shall not be valid or obligatory for any purpose until the certificate of authentication of the Guaranteed Securities shall have been executed by the Trustee under the Indenture by the manual signature of one of the Trustee’s authorized officers.

Guarantor

[NAME OF GUARANTOR]

By
By

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1.  Except as otherwise defined or unless the context otherwise requires, capitalized terms used in this Supplemental Indenture and defined in the Indenture shall have the meanings specified in the Indenture.

Section 2.2.  Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

Section 2.3.  This Supplemental Indenture shall be deemed to be a contract made under the law of the State of New York and for all purposes shall be construed in accordance with the law of said State.

Section 2.4.  All agreements of the Company in this Supplemental Indenture shall bind its successors and assigns. All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns.

Section 2.5.  The Trustee accepts the modification of the Indenture as hereby effected but only upon the terms and conditions set forth in the Indenture, as amended and supplemented by this Supplemental Indenture.

Section 2.6.  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

KERR-MCGEE CORPORATION

By /s/ Christina M. Poos
Name: Christina M. Poos
Title: Vice President and Treasurer

Attest:

/s/ Gregory F. Pilcher
Name: Gregory F. Pilcher
Title: Secretary

CITIBANK, N.A.

By /s/ John J. Byrnes
Name: John J. Byrnes
Title: Vice President

Attest:

/s/ Louis Piscitelli
Name: Louis Piscitelli
Title: Vice President